Other Long Term Assets	12 Months Ended
Dec. 31, 2020
Disclosure of other non-current assets [abstract]
OTHER LONG TERM ASSETS

Note 11: - Other Long Term Assets

	December 31,
	2020	2019
	U.S. Dollars in thousands

Distribution right (1)	1,492	298
Long term pre-paid expenses	81	54
Total Other Long Term Assets	$1,573	$352

(1)	During 2019 and 2020 the Company entered into agreements for the distribution right of certain therapeutic products to be distributed in Israel, subject to Israeli Ministry of Health (“IL MOH”) marketing approval. Pursuant to the agreements, the Company was required to make certain upfront and milestone payments. These payments are accounted for as long term assets through obtaining IL MOH marketing authorization and it will be amortized during the product’s economic useful life. As of December 31, 2020 no amortization was recorded.